May 22, 2001

                       DREYFUS INTERNATIONAL GROWTH FUND

                (A Series of Dreyfus International Funds, Inc.)

                           Supplement to Prospectus

                             Dated October 1, 2000

      At a meeting of the Fund's Board of Directors held on May 21, 2001, the Board approved, subject to shareholder approval, an Agreement and Plan of
Reorganization   (the "Agreement") between  the  Fund  and  Dreyfus  Founders
International Equity Fund (the "Acquiring Fund") (a series of Dreyfus Founders Funds,Inc.). The Agreement provides for the transfer of all of the assets of the Fund, subject to its liabilities, to the Acquiring Fund in a tax free exchange for shares of the Acquiring Fund, and the distribution of such shares to the shareholders of the Fund (the "Exchange").

      The Acquiring Fund is advised by Founders Asset Management LLC, an affiliate of The Dreyfus Corporation, and has the same portfolio manager and investment objective and substantially similar management policies as the Fund. A special meeting of shareholders of the Fund to consider the Exchange is scheduled to be held on September 14, 2001 at 10:00 a.m. Shareholders of record as of June 29, 2001 will be entitled to receive notice of, and to vote at, the meeting. A Prospectus/Proxy Statement that includes information about the proposed Exchange, the Fund and the Acquiring Fund will be mailed to Fund shareholders prior to the meeting. If approved by shareholders, each Fund shareholder would receive for his or her Fund shares a number of Class A shares of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

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